UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22730

JNL Strategic Income Fund LLC

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Steven J. Fredricks

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

Annual Report December 31, 2017
• JNL® Strategic Income Fund LLCSM

JNL Strategic Income Fund LLC Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2017

[[L:TC_Field]]

Domestic Equity		Developed International Equity
S&P 500 Index	21.83%	MSCI All Country World ex-USA Index (Net)	27.19%
Russell 1000 Index	21.69	MSCI EAFE Index (Net)	25.03
Russell 2000 Index	14.65
Russell 3000 Index	21.13	Emerging Markets
		MSCI Emerging Markets Index (Net)	37.28%
Fixed Income
Bloomberg Barclays Global Aggregate Bond Index	7.40%	Alternative Assets
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	Bloomberg Commodity Index	1.70%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.50	FTSE EPRA/NAREIT Developed Index	11.42

		Alternative Strategy
		Wilshire Liquid Alternative Index	5.08%

Domestic Equity: U.S. stocks seemed only to go up in 2017, as all major broad market indices posted double digit gains for the year amid a low volatility market environment. The large cap oriented S&P 500 Index rose in each calendar month of the year for the first time in its history in delivering gains of more than 20%. Small- and mid-cap stocks were relatively staid in comparison, while domestic equities in general trailed foreign stocks, especially emerging markets, for the full year. Growth stocks outperformed value oriented names, dominating returns for the first eight months before a rally towards the end of the year led by financials and retailers gave value a modest boost. Markets largely tuned out geopolitical risks abroad and political uncertainty at home to focus on improved corporate earnings and signs of a synchronized global economic recovery. The expectation and ultimate passage, of tax reform legislation during the fourth quarter gave stocks another jolt leading to heightened outlooks for 2018. Still, some caution may be warranted as the U.S. Federal Reserve (“Fed”) unwinds its balance sheet and plans to further increase interest rates and as of December 31, 2017 the U.S. stock market approached a record length of time without a 10% correction amid record low volatility potentially a sign of growing complacency among investors.

Fixed Income: U.S. bonds delivered solid returns overall despite continued Fed interest rate increases and the beginning of the unwinding of its balance sheet after years of quantitative easing bond purchases. In many respects, however, it was a tale of two markets as government and short term bonds those most sensitive to increases in the Fed’s Funds rate lagged more credit- and yield-oriented issues as investors continued in their quest for higher yielding securities. Adding to this disparity was a weaker U.S. Dollar which, in combination with signs of life from the global economy, helped to fuel a rally in foreign bonds. Indeed, global bonds delivered roughly double the return of U.S. bonds during the year, with higher yielding emerging markets debt among the leading sectors. The expectation of further Fed interest rate hikes in 2018 and the passage of tax reform legislation, which may spark higher economic growth and higher interest rates, has some analysts pondering the end of more than 30 years of generally declining interest rates, the so called bond secular bull market. Thus, investors have reason to be cautious of a potential low total return environment for bonds as well.

Developed International Equity: International stocks soared out of the gate in 2017 on the back of stronger economic data in Europe and a weaker U.S. Dollar in outperforming U.S. equities for the full year. Initial concerns about populist political movements in Europe quickly faded as there was no repeat of Brexit in France, Germany, or anywhere else, while continued easy monetary policy from the European Central Bank and improved economic news solidified sentiment for a unified Europe. Signs of economic improvement were also evident in Japan, where central bankers stepped back from a failed experiment with negative interest rates that appeared to undercut the ability of banks and the financial system to operate normally.

Emerging Markets: Emerging market (“EM”) bonds and equities were the standout asset class in 2017. EM equities gained more than 37% overall on the year, while EM debt was up more than 7.5%. A weaker U.S. Dollar served as a form of stimulus in the shape of easier debt payments in regions where much of the debt is dollar denominated. Healthier end markets in Europe and the U.S. helped economic activity as well. Even as the rally appeared to be petering out towards the end of the year, a surge in the price of oil and energy markets boosted several oil rich emerging economies such as Brazil and Russia.

Alternative Assets: Alternative assets posted gains in 2017, but generally struggled relative to equities. The continued lack of increased inflation kept a lid on commodity prices for much of the year, with only a surge in oil prices in the fourth quarter hinting at a more favorable outlook. Infrastructure related assets performed better and energy assets received a boost from the rise in expectations and oil prices towards the end. Domestic real estate was the notable laggard in the face of a rising interest rate environment in the U.S., while globally real estate lagged equities by a wide margin.

Alternative Strategy: Alternative investment strategies beat fixed income but severely lagged equities as the Wilshire Liquid Alternative Index returned a relatively tepid 5.08% in 2017. Equity hedged strategies did the best out of the group, though still managed only single digit returns, as they benefitted from equity exposure in general. The relative value, global macro and event driven segments all underperformed the broader index as steady returns amid low volatility within equity markets throughout the year detracted from the appeal of alternatives.

JNL/PPM America Strategic Income Fund PPM America, Inc. (Unaudited)

JNL/PPM America Strategic Income Fund

†45% Bloomberg Barclays U.S. Aggregate Bond Index, 45% Bloomberg Barclays U.S. Corporate High Yield Index, 10% Bloomberg Barclays Global Aggregate Bond Index

Average Annual Total Returns
Class A‡
1 Year	6.78%
5 Year	3.83
Since Inception	3.88
‡Inception date December 03, 2012

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	20.1%
Consumer Discretionary	14.9
Energy	12.3
Non-U.S. Government Agency ABS	9.1
Health Care	7.0
Telecommunication Services	6.6
Industrials	5.8
Utilities	5.4
Materials	5.2
Consumer Staples	4.1
U.S. Government Agency MBS	3.9
Information Technology	2.3
Government Securities	1.6
Real Estate	1.2
Investment Companies	0.3
Other Equity Interests	-
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2017, JNL/PPM America Strategic Income Fund underperformed its primary benchmark by posting a return of 6.78% for Class A shares compared to 7.50% for the Bloomberg Barclays U.S. Corporate High Yield Index. The Fund outperformed its other benchmark return of 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund outperformed its blended benchmark of 5.70% for the 45% Barclays U.S. Aggregate Bond Index, 45% Barclays U.S. Corporate High Yield Index and 10% Barclays Global Aggregate Bond Index.

The Fund’s relative performance was positively impacted by security selection within investment grade and high yield corporate and the Fund’s underweight to U.S. Treasuries during the year. The Fund’s overweight to asset-backed securities (“ABS”) negatively impacted the Fund’s relative performance. The Fund uses futures to manage duration.

During the year, positioning among sectors remained stable with a slight shift from ABS to corporate bonds and corporate loans. The Fund held approximately 74% in corporate bonds, 7% in corporate loans, and 12% in ABS at the beginning of the year. At the end of the year, the Fund held approximately 72%, 8%, and 8%, respectively. The Fund was well diversified among industries as illustrated in the composition table at December 31, 2017.

The central bank driven environment continues to be a risk into 2018. While U.S. growth is strong and higher yields in the U.S. versus global opportunities continue to drive foreign investors into U.S. assets, a tightening cycle in Europe or Japan could cause yield seeking investors to rotate toward those markets. Further, with the U.S. Federal Reserve (“Fed”) in a rate hiking cycle and unwinding its balance sheet, there is risk the Fed moves too quickly and shocks markets. Company fundamentals remain strong, but a downside surprise to earnings would be a risk to the Fund. Technicals are also strong, but a deterioration in flows could cause spreads, which are at tight levels, to widen significantly, beyond just a short term buying opportunity. In the coming months, we will continue to emphasize capital preservation while leveraging our credit intensive process to uncover tactical, credit specific investment opportunities.

JNL Strategic Income Fund LLC

Schedule of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Strategic Income Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 8.7%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (b)	389	$402
Series 2013-A-2, 4.95%, 01/15/23	182	192
Series 2016-AA-2, 3.20%, 06/15/28	383	380
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (b)	810	817
AmeriCredit Automobile Receivables Trust
Series 2016-A2A-4, 1.34%, 04/08/20	123	123
Ascentium Equipment Receivables LLC
Series 2017-A2-2A, 2.00%, 05/11/20 (b)	99	99
Series 2017-A3-2A, 2.31%, 12/10/21 (b)	82	82
Ascentium Equipment Receivables Trust
Series 2016-A2-1A, REMIC, 1.75%, 11/13/18 (b)	12	12
Series 2016-A3-1A, REMIC, 1.92%, 12/10/19 (b)	100	100
Aventura Mall Trust
Series 2013-A-AVM, REMIC, 3.74%, 12/05/20 (b) (c)	352	363
Banc of America Re-REMIC Trust
Series 2015-B-200P, REMIC, 3.49%, 04/16/25 (b)	189	191
BANK 2017-BNK5
Series 2017-AS-BNK5, REMIC, 3.62%, 06/15/27	208	210
Bank of The West Auto Trust
Series 2017-A2-1, 1.78%, 02/15/21 (d) (e)	289	288
Series 2017-A3-1, 2.11%, 01/15/23 (d) (e)	305	303
Capital One Multi-Asset Execution Trust
Series 2016-A1-A1, 1.93%, (1M US LIBOR + 0.45%), 04/15/19 (c)	457	459
CarMax Auto Owner Trust
Series 2016-A2A-2, 1.24%, 02/15/18	81	81
Series 2017-A3-3, 1.97%, 04/15/22	212	211
Chesapeake Funding II LLC
Series 2017-A1-3A, 1.91%, 01/15/21 (b)	372	370
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (b)	172	172
CNH Equipment Trust
Series 2015-A3-B, REMIC, 1.37%, 12/17/18	210	209
Continental Airlines Inc. Pass-Through Certificates
Series 2012-C-3, 6.13%, 04/29/18	504	508
Continental Airlines Inc. Pass-Through Trust
Series 2012-A-2, 4.00%, 10/29/24	207	215
CSMC Trust
Series 2017-A3-HL2, 3.50%, 10/25/47 (b) (c)	139	141
Dell Equipment Finance Trust
Series 2016-B-1, 2.03%, 01/22/19 (b)	100	99
Series 2017-A3-2, 2.19%, 10/24/22 (b)	155	154
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 07/15/33 (d) (e)	250	250
GM Financial Automobile Leasing Trust
Series 2016-A3-2, 1.62%, 09/20/19	1,416	1,414
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/10/22 (d) (e)	392	400
Hilton Grand Vacations Trust
Series 2017-A-AA, 2.66%, 12/27/28 (b)	239	237
John Deere Owner Trust
Series 2016-A3-B, 1.25%, 07/15/19	263	261
Mercedes-Benz Auto Lease Trust
Series 2016-A2-B, 1.15%, 02/15/18	124	124
Mercedes-Benz Master Owner Trust
Series 2016-A-AA, 2.06%, (1M US LIBOR + 0.58%), 05/15/18 (b) (c)	325	326
MVW Owner Trust
Series 2017-A-1A, 2.42%, 12/20/34 (b)	207	205
Verizon Owner Trust
Series 2016-A-2A, 1.68%, 05/20/21 (b)	500	497
Series 2017-A1A-3A, 2.06%, 04/20/22 (b)	453	451
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C38, 3.92%, 07/15/50 (c)	125	126
Westlake Automobile Receivables Trust
Series 2016-A2-3A, 1.42%, 10/15/19 (b)	115	115
Total Non-U.S. Government Agency Asset-Backed Securities (cost $10,593)		10,587
	Shares/Par[1]	Value
CORPORATE BONDS AND NOTES 72.7%
Consumer Discretionary 12.4%
1011778 B.C. Unlimited Liability Co.
5.00%, 10/15/25 (b)	354	360
24 Hour Holdings III LLC
8.00%, 06/01/22 (b)	222	215
Amazon.com Inc.
3.15%, 08/22/27 (b)	300	301
3.88%, 08/22/37 (b)	123	131
4.05%, 08/22/47 (b)	210	225
AMC Entertainment Holdings Inc.
6.13%, 05/15/27	103	102
AMC Entertainment Inc.
5.75%, 06/15/25	95	94
American Axle & Manufacturing Inc.
6.50%, 04/01/27 (b)	275	292
American Greetings Corp.
7.88%, 02/15/25 (b)	63	68
Beazer Homes USA Inc.
5.75%, 06/15/19	101	104
8.75%, 03/15/22	127	140
Boyd Gaming Corp.
6.88%, 05/15/23	207	219
CBS Radio Inc.
7.25%, 11/01/24 (b)	172	182
CCO Holdings LLC
5.13%, 05/01/27 (b)	1,092	1,075
5.88%, 05/01/27 (b)	300	309
Charter Communications Operating LLC
6.38%, 10/23/35	301	352
Comcast Corp.
3.38%, 08/15/25	163	167
3.40%, 07/15/46	180	170
CSC Holdings LLC
5.50%, 04/15/27 (b)	200	204
Delphi Jersey Holdings Plc
5.00%, 10/01/25 (b)	159	161
Discovery Communications LLC
5.00%, 09/20/37	65	67
DISH DBS Corp.
5.00%, 03/15/23	569	541
7.75%, 07/01/26	200	211
General Motors Co.
5.20%, 04/01/45	134	141
Gibson Brands Inc.
8.88%, 08/01/18 (b)	306	256
GLP Capital LP
5.38%, 04/15/26	123	132
Golden Nugget Inc.
6.75%, 10/15/24 (b)	492	501
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	272	275
Hilton Worldwide Finance LLC
4.63%, 04/01/25	140	144
4.88%, 04/01/27	144	151
Home Depot Inc.
2.13%, 09/15/26	349	327
KB Home
4.75%, 05/15/19	253	257
7.50%, 09/15/22	250	285
KFC Holding Co.
5.25%, 06/01/26 (b)	87	92
4.75%, 06/01/27 (b)	215	220
Live Nation Entertainment Inc.
5.38%, 06/15/22 (b)	100	103
4.88%, 11/01/24 (b)	208	214
Mattamy Group Corp.
6.50%, 10/01/25 (b)	36	38
MGM Resorts International
6.75%, 10/01/20	1,000	1,081
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (b)	386	398

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Schedule of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (b) (f)	318	336
Netflix Inc.
4.38%, 11/15/26	225	221
3.63%, 05/15/27, EUR (b)	273	329
New Cotai LLC
10.63%, 05/01/19 (b) (g)	361	347
Newell Rubbermaid Inc.
3.85%, 04/01/23 (h)	186	192
5.50%, 04/01/46 (h)	132	158
Numericable - SFR SA
7.38%, 05/01/26 (b)	268	274
Numericable Group SA
5.38%, 05/15/22, EUR (b)	375	464
PVH Corp.
4.50%, 12/15/22	450	459
Sally Holdings LLC
5.63%, 12/01/25	100	99
Schaeffler Holding Finance BV
3.50%, 05/15/22, EUR (b)	222	271
Schaeffler Verwaltung Zwei GmbH
4.75%, 09/15/26 (b) (g)	200	203
Scientific Games International Inc.
7.00%, 01/01/22 (b)	245	258
Sinclair Television Group Inc.
5.88%, 03/15/26 (b)	225	233
Sirius XM Radio Inc.
6.00%, 07/15/24 (b)	367	388
Target Corp.
3.90%, 11/15/47	281	286
Tenneco Inc.
5.38%, 12/15/24	107	112
Wave Holdco LLC
8.25%, 07/15/19 (b) (g)	156	157
		15,092
Consumer Staples 3.3%
Archer-Daniels-Midland Co.
2.50%, 08/11/26	226	215
BAT Capital Corp.
3.56%, 08/15/27 (b)	190	190
4.39%, 08/15/37 (b)	650	683
4.54%, 08/15/47 (b)	200	211
Cott Holdings Inc.
5.50%, 04/01/25 (b)	237	243
Dr. Pepper Snapple Group Inc.
2.55%, 09/15/26	173	163
Hearthside Group Holdings LLC
6.50%, 05/01/22 (b)	161	164
High Ridge Brands Co.
8.88%, 03/15/25 (b)	111	99
JBS Investments GmbH
7.25%, 04/03/24 (b)	344	338
Kraft Heinz Foods Co.
3.95%, 07/15/25	131	135
5.00%, 07/15/35	144	158
4.38%, 06/01/46	180	178
Pilgrim's Pride Corp.
5.88%, 09/30/27 (b)	241	248
Post Holdings Inc.
5.00%, 08/15/26 (b)	317	312
5.63%, 01/15/28 (b)	298	299
Reynolds American Inc.
4.45%, 06/12/25	193	206
5.70%, 08/15/35	128	152
		3,994
Energy 9.3%
Alta Mesa Holdings LP
7.88%, 12/15/24	375	412
Andeavor Corp.
3.80%, 04/01/28	72	72
4.50%, 04/01/48	84	85
Andeavor Logistics LP
3.50%, 12/01/22	109	109
	Shares/Par[1]	Value
4.25%, 12/01/27	97	98
5.20%, 12/01/47	106	110
Antero Resources Corp.
5.13%, 12/01/22	79	81
Calumet Specialty Products Partners LP
11.50%, 01/15/21 (b)	467	532
Carrizo Oil & Gas Inc.
8.25%, 07/15/25	120	132
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	196	213
5.13%, 06/30/27	478	493
Chesapeake Energy Corp.
8.00%, 12/15/22 (b)	87	94
CITGO Holding Inc.
10.75%, 02/15/20 (b)	225	241
Columbia Pipeline Group Inc.
3.30%, 06/01/20	117	119
4.50%, 06/01/25	100	107
5.80%, 06/01/45	100	124
Continental Resources Inc.
4.50%, 04/15/23	295	300
4.38%, 01/15/28 (d) (e)	387	382
CrownRock LP
5.63%, 10/15/25 (d) (e)	180	181
Denbury Resources Inc.
4.63%, 07/15/23	275	173
Diamondback Energy Inc.
5.38%, 05/31/25	441	455
Endeavor Energy Resources LP
5.50%, 01/30/26 (b)	45	46
5.75%, 01/30/28 (b)	45	46
Energy Transfer Equity LP
4.25%, 03/15/23	371	368
Energy Transfer Partners LP
6.13%, 12/15/45	65	71
EP Energy LLC
8.00%, 11/29/24 (b)	200	213
8.00%, 02/15/25 (b)	560	411
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (b)	183	195
Jones Energy Holdings LLC
6.75%, 04/01/22	367	275
9.25%, 03/15/23	108	82
Kinder Morgan Energy Partners LP
5.00%, 08/15/42	120	122
MEG Energy Corp.
6.50%, 01/15/25 (b)	64	63
MPLX LP
5.20%, 03/01/47	152	165
Nabors Industries Inc.
5.50%, 01/15/23	63	61
ONEOK Inc.
7.50%, 09/01/23	193	231
Parsley Energy LLC
5.25%, 08/15/25 (b)	255	256
PDC Energy Inc.
5.75%, 05/15/26 (b)	150	154
Petroleos Mexicanos
6.50%, 03/13/27 (b)	156	171
Phillips 66
2.11%, (3M US LIBOR + 0.75%), 04/15/20 (b) (c)	130	131
QEP Resources Inc.
5.63%, 03/01/26	193	195
Regency Energy Partners LP
5.88%, 03/01/22	292	318
5.00%, 10/01/22	151	161
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	250	278
5.63%, 03/01/25	32	35
5.88%, 06/30/26	428	482
5.00%, 03/15/27	260	278
SM Energy Co.
6.75%, 09/15/26	120	124
Spectra Energy Partners LP
3.50%, 03/15/25	158	159

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Schedule of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (f)	600	605
Transocean Inc.
9.00%, 07/15/23 (b)	300	324
7.50%, 01/15/26 (d) (e)	93	95
Transocean Proteus Ltd.
6.25%, 12/01/24 (b)	304	318
Trinidad Drilling Ltd.
6.63%, 02/15/25 (b)	65	62
Weatherford International Ltd.
9.88%, 02/15/24	113	120
Whiting Petroleum Corp.
6.63%, 01/15/26 (b)	123	125
		11,253
Financials 19.2%
Acrisure LLC
7.00%, 11/15/25 (d) (e)	307	296
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	108	113
AIG SunAmerica Global Financing X
6.90%, 03/15/32 (b)	350	468
Ally Financial Inc.
5.75%, 11/20/25	340	369
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26	704	726
4.90%, 02/01/46	568	657
Antero Resources Finance Corp.
5.38%, 11/01/21	421	431
Athene Global Funding
4.00%, 01/25/22 (b)	430	443
3.00%, 07/01/22 (b)	589	583
Bank of America Corp.
6.25%, (callable at 100 beginning 09/05/24) (f)	205	227
6.30%, (callable at 100 beginning 03/10/26) (f)	133	151
6.50%, (callable at 100 beginning 10/23/24) (f)	156	177
3.30%, 01/11/23	253	259
4.00%, 01/22/25	463	482
3.25%, 10/21/27	137	136
3.82%, 01/20/28 (c)	298	308
3.71%, 04/24/28	255	262
Barclays Plc
8.00%, (callable at 100 beginning 12/15/20), EUR (f) (i)	400	552
8.25%, (callable at 100 beginning 12/15/18) (f) (i)	450	472
Boral Finance Pty Ltd.
3.00%, 11/01/22 (b)	352	349
Capital One Financial Corp.
3.30%, 10/30/24	300	299
3.75%, 03/09/27	257	260
Cemex Finance LLC
6.00%, 04/01/24 (b)	200	211
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (f)	450	479
6.25%, (callable at 100 beginning 08/15/26) (f)	245	271
4.45%, 09/29/27	88	93
4.13%, 07/25/28	110	113
Credit Suisse AG
6.50%, 08/08/23 (b)	744	832
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (b) (f)	490	559
Credit Suisse Group Funding Guernsey Ltd.
4.55%, 04/17/26	194	208
DAE Funding LLC
4.00%, 08/01/20 (b)	376	378
Diamond 1 Finance Corp.
5.88%, 06/15/21 (b)	117	121
5.45%, 06/15/23 (b)	305	328
7.13%, 06/15/24 (b)	91	99
6.02%, 06/15/26 (b)	183	202
8.35%, 07/15/46 (b)	217	280
Eagle Holding Co. II LLC
7.63%, 05/15/22 (d) (e) (g)	96	97
Enstar Group Ltd.
4.50%, 03/10/22	240	245
	Shares/Par[1]	Value
Five Corners Funding Trust
4.42%, 11/15/23 (b)	300	322
General Electric Capital Corp.
6.75%, 03/15/32	200	273
General Motors Financial Co. Inc.
4.20%, 03/01/21	254	264
Glencore Funding LLC
3.00%, 10/27/22 (b)	146	145
3.88%, 10/27/27 (b)	237	235
Goldman Sachs Group Inc.
2.35%, 11/15/21	74	73
3.00%, 04/26/22	191	192
2.91%, 07/24/23	100	99
4.25%, 10/21/25	436	456
6.75%, 10/01/37	225	301
HSBC Holdings Plc
6.87%, (callable at 100 beginning 06/01/21) (d) (f) (i)	550	591
4.38%, 11/23/26	256	267
Icahn Enterprises LP
6.25%, 02/01/22	350	359
6.75%, 02/01/24	225	232
6.38%, 12/15/25 (b)	598	598
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (f)	350	364
2.95%, 10/01/26	440	432
3.78%, 02/01/28 (c)	137	142
Morgan Stanley
2.54%, (3M US LIBOR + 1.18%), 01/20/22 (c)	600	612
2.29%, (3M US LIBOR + 0.93%), 07/22/22 (c)	300	303
4.88%, 11/01/22	400	430
4.10%, 05/22/23	330	343
3.88%, 04/29/24	175	183
4.00%, 07/23/25	165	173
3.13%, 07/27/26	375	369
4.35%, 09/08/26	202	212
3.63%, 01/20/27	145	148
3.59%, 07/22/28 (c)	150	151
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/43 (c)	313	325
Navient Corp.
6.50%, 06/15/22	174	183
6.75%, 06/25/25	24	25
Rivers Pittsburgh Borrower LP
6.13%, 08/15/21 (b)	115	115
Stena AB
7.00%, 02/01/24 (b)	100	94
Stena International SA
5.75%, 03/01/24 (b)	80	75
Thames Water Kemble Finance Plc
7.75%, 04/01/19, GBP	200	292
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (f)	212	235
2.10%, 07/26/21	110	108
2.63%, 07/22/22	403	400
4.48%, 01/16/24	128	138
Ziggo Bond Finance BV
6.00%, 01/15/27 (b)	550	537
		23,332
Health Care 5.8%
Abbott Laboratories
3.40%, 11/30/23	375	381
4.75%, 11/30/36	215	242
AbbVie Inc.
2.90%, 11/06/22	184	184
Actavis Funding SCS
3.80%, 03/15/25	387	394
4.75%, 03/15/45	86	92
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (b)	51	51
Celgene Corp.
4.35%, 11/15/47	250	261
Centene Corp.
4.75%, 05/15/22	206	214
4.75%, 01/15/25	241	245

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Schedule of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Community Health Systems Inc.
6.25%, 03/31/23	453	408
Express Scripts Holding Co.
3.40%, 03/01/27	280	275
4.80%, 07/15/46	114	122
Gilead Sciences Inc.
4.80%, 04/01/44	110	128
4.50%, 02/01/45	152	169
HCA Holdings Inc.
6.25%, 02/15/21	1,000	1,065
Hill-Rom Holdings Inc.
5.00%, 02/15/25 (b)	114	116
Hologic Inc.
4.38%, 10/15/25 (d) (e)	33	34
inVentiv Group Holdings Inc.
7.50%, 10/01/24 (b)	79	85
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	300	319
Mylan NV
3.95%, 06/15/26	131	132
Perrigo Finance Unltd. Co.
4.38%, 03/15/26	200	205
Tenet Healthcare Corp.
4.50%, 04/01/21	421	425
4.38%, 10/01/21	60	60
8.13%, 04/01/22	107	109
6.75%, 06/15/23	108	104
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (b)	39	41
5.88%, 05/15/23 (b)	204	190
7.00%, 03/15/24 (b)	117	126
6.13%, 04/15/25 (b)	44	40
5.50%, 03/01/23 - 11/01/25 (b)	388	382
WellCare Health Plans Inc.
5.25%, 04/01/25	356	377
		6,976
Industrials 5.2%
AECOM
5.13%, 03/15/27	273	278
Aircastle Ltd.
6.25%, 12/01/19	110	116
5.00%, 04/01/23	258	272
4.13%, 05/01/24	173	176
Allison Transmission Inc.
5.00%, 10/01/24 (b)	183	189
BlueLine Rental Finance Corp.
9.25%, 03/15/24 (b)	120	128
Bombardier Inc.
8.75%, 12/01/21 (b)	150	165
6.13%, 01/15/23 (b)	197	193
7.50%, 12/01/24 (d) (e)	164	166
CNH Industrial NV
4.50%, 08/15/23	225	236
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (f)	1,439	1,481
International Lease Finance Corp.
5.88%, 04/01/19	500	520
4.63%, 04/15/21	206	217
Mexico City Airport Trust
5.50%, 07/31/47 (b)	392	387
Multi-Color Corp.
4.88%, 11/01/25 (b)	207	208
Siemens Financieringsmaatschappij NV
2.35%, 10/15/26 (b)	550	518
Standard Industries Inc.
4.75%, 01/15/28 (b)	600	601
Tempo Acquisition LLC
6.75%, 06/01/25 (b)	167	169
Terex Corp.
5.63%, 02/01/25 (b)	240	250
		6,270
Information Technology 2.1%
Apple Inc.
2.85%, 05/11/24	359	360
	Shares/Par[1]	Value
3.20%, 05/11/27	145	147
Broadcom Corp.
3.88%, 01/15/27 (b)	129	127
Microsoft Corp.
3.45%, 08/08/36	375	387
3.70%, 08/08/46	190	198
3.95%, 08/08/56	215	230
NXP BV
4.13%, 06/01/21 (b)	400	408
Oracle Corp.
2.95%, 11/15/24	398	401
3.25%, 11/15/27	118	120
4.00%, 11/15/47	197	210
		2,588
Materials 4.8%
Anglo American Capital Plc
4.75%, 04/10/27 (b)	381	398
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (b)	597	629
BWAY Holding Co.
7.25%, 04/15/25 (b)	400	413
CF Industries Inc.
3.40%, 12/01/21 (b)	375	378
4.50%, 12/01/26 (b)	185	193
Crown Americas LLC
4.50%, 01/15/23	195	199
EI du Pont de Nemours & Co.
1.91%, (3M US LIBOR + 0.53%), 05/01/20 (c)	363	366
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (b)	131	136
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (b)	100	111
4.75%, 05/15/22 (b)	211	214
Freeport-McMoRan Inc.
3.88%, 03/15/23	33	33
4.55%, 11/14/24	395	401
5.40%, 11/14/34	666	679
5.45%, 03/15/43	77	77
FXI Holdings Inc.
7.88%, 11/01/24 (b)	374	372
Hexion Inc.
10.38%, 02/01/22 (b)	102	95
PSPC Escrow Corp.
6.00%, 02/01/23, EUR (b)	325	408
Rain CII Carbon LLC
7.25%, 04/01/25 (b)	275	299
Samarco Mineracao SA
0.00%, 11/01/22 (d) (e) (j) (k)	110	75
Teck Resources Ltd.
3.75%, 02/01/23	176	177
Trinseo Materials Operating SCA
5.38%, 09/01/25 (b)	214	221
		5,874
Real Estate 1.2%
Crown Castle International Corp.
2.25%, 09/01/21	137	134
CyrusOne LP
5.00%, 03/15/24 (b)	136	141
5.38%, 03/15/27 (b)	32	34
Equinix Inc.
2.88%, 10/01/25, EUR	150	181
5.38%, 05/15/27	166	177
Prologis International Funding II
4.88%, 02/15/20 (b)	440	461
Realty Income Corp.
3.65%, 01/15/28	273	274
		1,402
Telecommunication Services 5.2%
AT&T Inc.
3.90%, 08/14/27	600	605
5.25%, 03/01/37	405	428
4.90%, 08/14/37	600	604
CB Escrow Corp.
8.00%, 10/15/25 (b)	300	304

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Schedule of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Frontier Communications Corp.
11.00%, 09/15/25	115	85
Hughes Satellite Systems Corp.
6.50%, 06/15/19	180	188
Intelsat Jackson Holdings SA
9.75%, 07/15/25 (b)	213	204
Radiate Holdco LLC
6.63%, 02/15/25 (b)	108	103
Sprint Corp.
7.13%, 06/15/24	106	108
Sprint Nextel Corp.
7.00%, 03/01/20 (b)	700	749
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	250	252
Telesat Canada
8.88%, 11/15/24 (b)	256	286
T-Mobile USA Inc.
6.00%, 03/01/23 - 04/15/24	315	332
Verizon Communications Inc.
4.27%, 01/15/36	140	139
4.67%, 03/15/55	145	141
Virgin Media Secured Finance Plc
5.13%, 01/15/25, GBP (b)	500	703
5.00%, 04/15/27, GBP (b)	275	377
Wind Tre SpA
2.63%, 01/20/23, EUR (b)	500	586
Zayo Group LLC
5.75%, 01/15/27 (b)	160	164
		6,358
Utilities 4.2%
AES Corp.
5.50%, 04/15/25	275	289
Calpine Corp.
5.75%, 01/15/25	335	318
5.25%, 06/01/26 (d) (e)	240	235
Commonwealth Edison Co.
3.75%, 08/15/47	101	105
Enel SpA
8.75%, 09/24/73 (b) (c)	395	490
Exelon Corp.
5.10%, 06/15/45	161	190
FirstEnergy Corp.
3.90%, 07/15/27	363	372
4.85%, 07/15/47 (h)	126	140
GenOn Americas Generation LLC
0.00%, 10/01/21 - 05/01/31 (j) (k)	746	710
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	98	131
NextEra Energy Partners LP
4.25%, 09/15/24 (b)	166	168
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22	275	290
2.95%, 04/01/25	350	348
Pacific Gas & Electric Co.
4.30%, 03/15/45	221	231
Southern Co.
3.25%, 07/01/26	693	682
Southern Water Greensands Financing Plc
8.50%, 04/15/19, GBP	175	258
Wisconsin Energy Corp.
3.55%, 06/15/25	100	103
		5,060
Total Corporate Bonds And Notes (cost $85,227)		88,199
SENIOR LOAN INTERESTS 8.2%
Consumer Discretionary 1.9%
Amaya Holdings BV
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 08/01/21 (c)	199	200
Caesars Entertainment Operating Co.
Term Loan, 3.85%, (3M LIBOR + 2.50%), 03/31/24 (c)	387	387
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (c) (l)	50	50
	Shares/Par[1]	Value
Cowlitz Tribal Gaming Authority
Term Loan, 11.85%, (3M LIBOR + 10.50%), 12/01/21 (c) (m)	390	435
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (c)	180	179
Golden Nugget Inc.
Incremental Term Loan, 4.86%, (3M LIBOR + 3.25%), 10/04/23 (c)	258	259
Helix Gen Funding LLC
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 03/09/24 (c)	370	371
PetSmart Inc.
Term Loan B-2, 4.34%, (3M LIBOR + 3.00%), 10/10/22 (c)	98	78
UFC Holdings LLC
1st Lien Term Loan, 4.81%, (3M LIBOR + 3.25%), 07/22/23 (c)	198	199
2nd Lien Term Loan, 9.05%, (3M LIBOR + 7.50%), 07/26/24 (c)	100	101
		2,259
Consumer Staples 0.6%
Diamond (BC) BV
Term Loan , 4.42%, (3M LIBOR + 3.00%), 07/25/24 (c)	310	310
JBS USA LLC
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 10/30/22 (c)	496	487
		797
Energy 1.9%
California Resources Corp.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.75%), 11/14/22 (c) (l)	256	255
Chesapeake Energy Corp.
Term Loan, 8.95%, (3M LIBOR + 7.50%), 08/25/21 (c)	418	444
Foresight Energy LLC
1st Lien Term Loan, 7.08%, (3M LIBOR + 5.75%), 03/16/22 (c)	298	279
Medallion Midland Acquisition LLC
1st Lien Term Loan, 4.56%, (3M LIBOR + 3.25%), 10/31/24 (c)	120	120
Ocean Rig UDW Inc.
Term Loan, 8.25%, (3M Fixed + 8.00%), 09/20/24 (c)	326	329
TEX Operations Co. LLC
Term Loan C, 4.08%, (3M LIBOR + 2.50%), 08/04/23 (c)	44	44
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 08/04/23 (c)	246	247
Traverse Midstream Partners LLC
Term Loan, 5.33%, (3M LIBOR + 4.00%), 09/21/24 (c)	101	102
Ultra Resources Inc.
1st Lien Term Loan, 4.41%, (3M LIBOR + 3.00%), 04/14/24 (c)	500	499
		2,319
Financials 0.1%
BCP Renaissance Parent LLC
Term Loan B, 5.38%, (3M LIBOR + 4.00%), 09/20/24 (c)	79	80
Health Care 1.0%
Alphabet Holding Co. Inc.
1st Lien Term Loan, 4.83%, (3M LIBOR + 3.50%), 08/15/24 (c)	389	376
2nd Lien Term Loan, 9.08%, (3M LIBOR + 7.75%), 08/15/25 (c)	240	223
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (c)	397	398
Valeant Pharmaceuticals International Inc.
Term Loan B, 4.94%, (3M LIBOR + 3.50%), 03/13/22 (c)	207	210
		1,207

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Schedule of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Industrials 0.4%
Accudyne Industries LLC
Term Loan, 5.08%, (3M LIBOR + 3.75%), 08/02/24 (c)	110	110
Gol LuxCo SA
1st Lien Term Loan, 6.50%, 08/18/20 (m)	400	409
		519
Information Technology 0.1%
Almonde Inc.
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 05/03/24 (c)	73	73
2nd Lien Term Loan, 8.73%, (3M LIBOR + 7.25%), 05/03/25 (c)	30	30
		103
Materials 0.2%
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 03/22/24 (c)	199	200
Telecommunication Services 1.1%
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (c)	550	530
Frontier Communications Corp.
Term Loan B-1, 5.09%, (3M LIBOR + 3.75%), 05/31/24 (c)	298	286
Intelsat Jackson Holdings SA
Term Loan B-5, 0.00%, (3M EURIBOR + 6.625%), 01/15/24 (c) (l)	110	111
Sprint Communications Inc.
Term Loan B, 3.88%, (3M LIBOR + 2.50%), 02/29/24 (c)	397	397
		1,324
Utilities 0.9%
Calpine Corp.
Term Loan B-8, 3.10%, (3M LIBOR + 1.75%), 12/26/19 (c)	49	49
Dynegy Inc.
Term Loan C-2, 4.25%, (3M LIBOR + 2.75%), 02/07/24 (c)	386	387
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.57%, (3M LIBOR + 3.00%), 06/23/18 (c)	270	271
Talen Energy Supply LLC
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 07/15/23 (c)	446	448
		1,155
Total Senior Loan Interests (cost $9,919)		9,963
GOVERNMENT AND AGENCY OBLIGATIONS 5.3%
Mortgage-Backed Securities 3.7%
Federal Home Loan Mortgage Corp.
3.00%, 07/01/32 - 08/01/46	192	195
4.00%, 11/01/40 - 07/01/46	309	326
3.00%, 11/01/46	26	26
3.50%, 10/01/47	137	141
Federal National Mortgage Association
3.00%, 08/01/30 - 11/01/46	376	379
2.50%, 01/01/32	117	117
2.50%, 11/01/32	121	120
3.00%, 05/01/43 - 04/01/46	304	306
4.50%, 12/01/43 - 08/01/44	175	188
3.50%, 08/01/45 - 12/01/45	958	985
4.00%, 10/01/44 - 08/01/47	496	519
Government National Mortgage Association
5.00%, 01/20/43	330	360
3.00%, 07/20/45	288	291
3.50%, 08/20/46 - 09/20/46	431	446
3.00%, 12/20/46	93	94
		4,493
Municipal 0.3%
Port Authority of New York & New Jersey
4.46%, 10/01/62	320	369
	Shares/Par[1]	Value
U.S. Treasury Securities 1.3%
U.S. Treasury Bond
2.50%, 02/15/46	335	319
U.S. Treasury Note
1.63%, 05/31/23	1,200	1,162
		1,481
Total Government And Agency Obligations (cost $6,355)		6,343
PREFERRED STOCKS 0.1%
Energy 0.1%
NuStar Logistics LP, 7.63%, (callable at 25 beginning 02/05/18)	6	150
Total Preferred Stocks (cost $150)		150
OTHER EQUITY INTERESTS 0.0%
Quicksilver Resources Inc. Escrow (j) (m) (n)	2,309	—
Quicksilver Resources Inc. Escrow (j) (m) (n)	291	—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.5%
Energy 0.5%
Chaparral Energy Inc. (b) (j)	—	3
Chaparral Energy Inc. - Class A (j)	15	362
Chaparral Energy Inc. - Class B (j) (o)	3	75
Ocean Rig UDW Inc. (d) (j)	4	120
Total Common Stocks (cost $421)		560
INVESTMENT COMPANIES 0.3%
SPDR Barclays High Yield Bond ETF	10	378
Total Investment Companies (cost $344)		378
SHORT TERM INVESTMENTS 0.2%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (p) (q)	235	235
Total Short Term Investments (cost $235)		235
Total Investments 96.0% (cost $113,244)		116,415
Other Derivative Instruments (0.0)%		(21)
Other Assets and Liabilities, Net 4.0%		4,924
Total Net Assets 100.0%		$121,318

(a) The Fund had an unfunded commitment at December 31, 2017. See Unfunded Commitments in the Schedule of Investments.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Strategic Income Fund LLC's Board of Managers. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $39,847 and 32.8%, respectively.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Strategic Income Fund LLC's Board of Managers. Determinations of liquidity are unaudited.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f) Perpetual security. Next contractual call date presented, if applicable.

(g) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(h) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(i) Convertible security.

(j) Non-income producing security.

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Schedule of Investments (in thousands)

December 31, 2017

(k) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 0.6% of the Fund’s net assets.

(l) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(m) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Strategic Income Fund LLC's Board of Managers. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(n) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(o) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Strategic Income Fund LLC's Board of Managers. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(p) Investment in affiliate.

(q) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Acrisure LLC, 7.00%, 11/15/25	11/06/17	$307	$296	0.2%
Bank of The West Auto Trust, Series 2017-A2-1, 1.78%, 02/15/21	10/04/17	289	288	0.2
Bank of The West Auto Trust, Series 2017-A3-1, 2.11%, 01/15/23	10/04/17	305	303	0.3
Bombardier Inc., 7.50%, 12/01/24	11/21/17	164	166	0.1
Calpine Corp., 5.25%, 06/01/26	12/05/17	240	235	0.2
Continental Resources Inc., 4.38%, 01/15/28	12/05/17	387	382	0.3
CrownRock LP, 5.63%, 10/15/25	10/03/17	180	181	0.2
Eagle Holding Co. II LLC, 7.63%, 05/15/22	04/28/17	96	97	0.1
Foundation Finance Trust, Series 2017-A-1A, 3.30%, 07/15/33	12/07/17	250	250	0.2
GS Mortgage Securities Trust, Series 2017-B-SLP REMIC, 3.77%, 10/10/22	10/19/17	403	400	0.3
Hologic Inc., 4.38%, 10/15/25	10/05/17	33	34	—
Samarco Mineracao SA, 0.00%, 11/01/22	12/05/12	110	75	0.1
Transocean Inc., 7.50%, 01/15/26	10/05/17	93	95	0.1
		$2,857	$2,802	2.3%

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)
Radiate Holdco LLC Bridge Term Loan†	400	—
	400	—

† Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Strategic Income Fund LLC's Board of Managers. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	7	March 2018	1,069	2	2
U.S. Treasury Note, 10-Year	(80)	March 2018	(9,996)	(16)	73
U.S. Treasury Note, 2-Year	(8)	March 2018	(1,717)	(1)	4
U.S. Treasury Note, 5-Year	(18)	March 2018	(2,102)	(2)	11
Ultra 10-Year U.S. Treasury Note	17	March 2018	2,281	5	(11)
Ultra Long Term U.S. Treasury Bond	(21)	March 2018	(3,498)	(9)	(23)
				(21)	56

Short Term Investments in Affiliates

The Fund invests in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to funds advised by Jackson National Asset Management, LLC and their affiliates, and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. This investment is included in investments – affiliated in the Statement of Assets and Liabilities and the associated income is included in affiliated income in the Statement of Operations. There was no realized or unrealized gain or loss relating to transactions in the investment during the year ended December 31, 2017. The following table details the investment held during the year ended December 31, 2017.

JNL Government Money Market Fund	Beginning Amortized Cost/Value ($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/Value ($)	Percentage of Net Assets(%)
JNL/PPM America Strategic Income Fund	1,526	46,209	47,500	18	235	0.2

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Schedule of Investments (in thousands)

December 31, 2017

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in unrounded number of contracts.

Currencies:

EUR - European Currency Unit (Euro)
GBP - British Pound USD - United States Dollar

Abbreviations:

“-“ Amount rounds to less than one thousand or 0.05%.
ETF - Exchange Traded Fund
LIBOR - London Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
SPDR - Standard & Poor’s Depository Receipt US - United States

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Statement of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

JNL/PPM America Strategic Income Fund
Assets
Investments - unaffiliated, at value	$116,180
Investments - affiliated, at value	235
Variation margin on futures contracts	7
Cash	2,405
Foreign currency	684
Receivable from:
Investment securities sold	978
Dividends and interest	1,190
Deposits with brokers and counterparties	158
Total assets	121,837
Liabilities
Variation margin on futures contracts	28
Payable for:
Investment securities purchased	411
Advisory fees	62
Administrative fees	15
Board of managers fees	3
Total liabilities	519
Net assets	$121,318
Net assets consist of:
Paid-in capital	$118,053
Net unrealized appreciation (depreciation) on
investments and foreign currency	3,265
Net assets	$121,318
Net assets - Class A	$121,318
Shares outstanding - Class A	10,000
Net asset value per share - Class A	$12.13
Investments - unaffiliated, at cost	$113,009
Investments - affiliated, at cost	235
Foreign currency cost	646

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Statement of Operations (in thousands)

For the Year Ended December 31, 2017

JNL/PPM America Strategic Income Fund
Investment income
Dividends (a)	$63
Foreign taxes withheld	(22)
Interest	5,385
Total investment income	5,426

Expenses
Advisory fees	708
Administrative fees	177
Legal fees	1
Board of managers fees	3
Other expenses	6
Total expenses	895
Net investment income (loss)	4,531

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	974
Foreign currency	(18)
Futures contracts	(288)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	2,347
Foreign currency	123
Futures contracts	15
Net realized and unrealized gain (loss)	3,153
Change in net assets from operations	$7,684
(a) Affiliated income	$18

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Statement of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/PPM America Strategic Income Fund
Operations
Net investment income (loss)	$4,531
Net realized gain (loss)	668
Net change in unrealized appreciation
(depreciation)	2,485
Change in net assets from operations	7,684
Share transactions[1]
Proceeds from the sale of shares	—
Cost of shares redeemed	—
Change in net assets from
share transactions	—
Change in net assets	7,684
Net assets beginning of year	113,634
Net assets end of year	$121,318
Undistributed (excess of distributions
over) net investment income (loss)	$—

[1]Share transactions
Shares sold	—
Shares redeemed	—
Change in shares	—
Purchases and sales of long term
investments
Purchase of securities	$77,281
Purchase of U.S. government securities	1,494	(a)
Total purchases	$78,775
Proceeds from sales of securities	$75,557
Proceeds from sales of U.S. government
securities	1,815	(a)
Total proceeds from sales	$77,372

(a)	Amounts exclude $312 and $347 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Statement of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

JNL/PPM America Strategic Income Fund
Operations
Net investment income (loss)	$4,330
Net realized gain (loss)	(2,339)
Net change in unrealized appreciation
(depreciation)	8,753
Change in net assets from operations	10,744
Change in net assets	10,744
Net assets beginning of year	102,890
Net assets end of year	$113,634

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)(a)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(b)		Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)
JNL/PPM America Strategic Income Fund
Class A
12/31/17	11.36	0.45	0.32	0.77	—	—	12.13	6.78	121,318	67	(c)	0.76	3.84
12/31/16	10.29	0.43	0.64	1.07	—	—	11.36	10.40	113,634	83	(c)	0.75	3.98
12/31/15	10.71	0.46	(0.88)	(0.42)	—	—	10.29	(3.92)	102,890	76	(c)	0.75	4.30
12/31/14	10.45	0.45	(0.19)	0.26	—	—	10.71	2.49	107,074	81	(c)	0.75	4.12
12/31/13	10.05	0.40	0.00	0.40	—	—	10.45	3.98	104,452	99	(c)	0.75	3.88

(a)	Calculated using the average shares method.
(b)	Dollar roll transactions are excluded for purposes of calculating portfolio turnover.
(c)	Portfolio turnover including dollar roll transactions was 146%, 115%, 106%, 101% and 67% in 2013, 2014, 2015, 2016 and 2017, respectively.

See accompanying Notes to Financial Statements.

JNL Strategic Income Fund LLC

Notes to Financial Statements

December 31, 2017

NOTE 1. ORGANIZATION

The JNL Strategic Income Fund LLC (“JNL Strategic Fund” or “Company”) is an open-end management investment company, organized as a limited liability company under the laws of Delaware, by an operating agreement dated July 6, 2012, and amended and restated December 3, 2014. The Company is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), and its shares are registered under the Securities Act of 1933, as amended ("1933 Act"). The JNL Strategic Fund is organized as a series fund structure. JNL/PPM America Strategic Income Fund ("Fund") is the sole series of JNL Strategic Fund.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to the Fund. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. The Adviser has selected PPM America, Inc. as Sub-Adviser with responsibility for the professional investment supervision and management of the Fund. PPM America, Inc. is an affiliate of JNAM.

As of December 31, 2017, the Fund offered one class of shares, Class A, which is not currently offered to retail investors. As of December 31, 2017, the Prudential Assurance Company Limited, a wholly owned subsidiary of Prudential plc, owned 10,000,000 shares, which is 100% of the outstanding shares of beneficial interest in the Fund. The Prudential Assurance Company Limited is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Company’s valuation policy and procedures, the Company’s Board of Managers (“Board” or “Managers”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Company and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of the Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). Debt securities are generally valued by independent pricing services approved by the Board. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from the Sub-Adviser, a broker/dealer, a widely used quotation system or other approved third party sources. Futures contracts traded on an exchange are generally valued at the exchange's settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter ("OTC") market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including the Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer and trading or other market data.

If an investment is valued at a fair value for purposes of calculating the Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

JNL Strategic Income Fund LLC

Notes to Financial Statements

December 31, 2017

Distributions to Shareholders. No distributions of net investment income or realized capital gains are required; therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis.

Security Transactions, Investment Income and Expenses. Security transactions are recorded on the trade date for financial reporting purposes. Income received in lieu of dividends for securities loaned is included in dividends in the Statement of Operations. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis. Expenses are recorded on an accrual basis.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Company may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Company’s organizational documents, its officers and Manager are indemnified against certain liabilities arising out of the performance of their duties to the Fund. However, since its commencement of operations, the Fund has not had claims or losses pursuant to its contracts and expects the risk of loss to be remote. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies ("RICs"). In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The final rules have been incorporated into this report.

In March 2017, FASB issued Accounting Standard Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities. The amendments in this ASU require that certain callable debt securities held at a premium be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund adopted the ASU during the year ended December 31, 2017. The implementation of the ASU did not have an impact on the Fund's financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, securities subject to corporate actions or securities valued at amortized cost

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3

JNL Strategic Income Fund LLC

Notes to Financial Statements

December 31, 2017

valuations include securities that are priced based on single source broker quotes; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2017 by valuation level.

JNL/PPM America Strategic Income Fund	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	10,587	—	—	10,587
Corporate Bonds And Notes	—	88,199	—	—	88,199
Senior Loan Interests[3]	—	9,119	844	—	9,963
Government And Agency Obligations	—	6,343	—	—	6,343
Preferred Stocks	150	—	—	—	150
Other Equity Interests	—	—	—	—	—
Common Stocks	485	75	—	—	560
Investment Companies	378	—	—	—	378
Short Term Investments	235	—	—	—	235
	1,248	114,323	844	—	116,415
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	90	—	—	—	90
	90	—	—	—	90
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(34)	—	—	—	(34)
	(34)	—	—	—	(34)

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

2 Derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

3 Net unrealized appreciation (depreciation) for Unfunded Commitments is reflected as an asset or liability in the table. See Unfunded Commitments in the Schedule of Investments.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. The Fund recognizes transfers between levels as of the beginning of the period for financial reporting purposes. There were no significant transfers into or out of Level 1, 2 or 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2017.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. Effective October 1, 2016, the Fund participates in an agency based securities lending program. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral. The Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. equity – 102%; U.S. corporate fixed income – 102%; U.S. government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. The Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which the Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agent has agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments.

State Street Bank and Trust Company (“State Street” or "Custodian") serves as custodian and securities lending agent to the Fund. The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust which is an open-end management company registered under the 1940 Act. The Fund also bears the risk of any

JNL Strategic Income Fund LLC

Notes to Financial Statements

December 31, 2017

deficiency in the amount of collateral available for return to a borrower due to a decline in value of the State Street Navigator Securities Lending Government Money Market Portfolio. There were no securities loaned at December 31, 2017.

U.S. Government Agencies or Government Sponsored Enterprises. The Fund may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. The Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Fund has the right to include those securities in such registration generally without cost to the Fund. The Fund has no right to require registration of unregistered securities.

Delayed-Delivery Securities. The Fund may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and the Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, the Fund may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. The Fund may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which the Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, the Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. The Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to

JNL Strategic Income Fund LLC

Notes to Financial Statements

December 31, 2017

interest expense. For the year ended December 31, 2017, the Fund did not transact in Treasury transactions characterized as secured borrowing transactions.

Unfunded Commitments. The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statement of Assets and Liabilities and unrealized appreciation (depreciation) on investments - unaffiliated in the Statement of Operations.

NOTE 5. MASTER NETTING AGREEMENTS, CUSTOMER ACCOUNT AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from the Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by the Fund that are used as collateral are identified as such within the Schedule of Investments. Collateral for financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties in the Statement of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”). The Fund may be subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. The Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund's Sub-Adviser attempts to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”). Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and Treasury roll transactions between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded derivative transactions such as futures contracts. Futures contracts require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at a Futures Commissions Merchant (“FCM”) which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. A Fund receives from or pays to the FCM an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

FASB ASC Topic 815, “Derivatives and Hedging”. This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure may be categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The objectives, strategies and underlying risks for futures held by the Fund are discussed in the following paragraph.

Futures Contracts. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate Treasury bond positions. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures

JNL Strategic Income Fund LLC

Notes to Financial Statements

December 31, 2017

contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2017, variation margin related to futures contracts is reflected as variation margin on futures contracts in the Statement of Assets and Liabilities. During the year ended December 31, 2017, realized gain loss and change in unrealized appreciation (depreciation) on futures contracts is reflected for such investments in the Statement of Operations. Net exposure to the Fund for futures contracts is the variation margin on futures contracts in addition to any collateral pledged for the initial margin on the futures contracts. At December 31, 2017, the Fund had $158 (in thousands) cash pledged as collateral for futures contracts. The futures contracts outstanding as of December 31, 2017, as disclosed in to the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on futures contracts during the year as disclosed in the Statement of Operations serve as indicators of the volume of activity for the Fund. For the year ended December 31, 2017, the average monthly notional value at purchase of futures in the Fund was $19,311 (in thousands).

NOTE 7. INVESTMENT RISKS AND REGULATORY MATTERS

Market and Volatility Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. The Fund may invest in derivatives to hedge the Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause the Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Concentration Risk. To the extent that the Funds focus on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a Fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets is incorporated within its carrying value as recorded in the Fund's Statement of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on the Fund’s Sub-Adviser and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of the Fund.

JNL Strategic Income Fund LLC

Notes to Financial Statements

December 31, 2017

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administration Fee. The JNL Strategic Fund has an investment advisory and management agreement and an administration agreement with JNAM. Subject to the oversight of the Board, JNAM is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Pursuant to the Investment Advisory and Management Agreement, JNAM receives an annual fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of the Fund. For investment advisory services, the Fund pays JNAM 0.60% for net assets of $0 to $500 million, 0.55% for net assets of $500 million to $1 billion and 0.50% for net assets over $1 billion.

Pursuant to the Administration Agreement, JNAM receives an annual fee, accrued daily and payable monthly. The Fund pays JNAM an Administrative Fee at an annual rate of 0.15% of average daily net assets under $3 billion and 0.13% of average daily net assets over $3 billion of the Fund. In return for the fee paid under the Administration Agreement, JNAM provides or procures all necessary administrative functions and services for the operation of the Fund. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer services, and all other services necessary for the operation of the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors and officers insurance and the fees and expenses of the disinterested Managers ("Independent Managers") and of independent legal counsel to the Independent Managers.

Distribution Agreement. The JNL Strategic Fund has a Distribution Agreement, under the provisions of Rule 12b-1 under the 1940 Act, with Jackson National Life Distributors LLC (“Distributor” or “JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of the Fund’s shares. Under the Rule 12b-1 fee plan, the Fund can accrue a Rule 12b-1 fee daily, at the maximum annual rate up to 0.20% of the average daily net assets of the Fund. The Distributor does not charge the Fund a 12b-1 fee and no fee was accrued by the Fund as the Distributor did not engage in activities supported by the 12b-1 fee.

Other Service Providers. State Street Bank and Trust Company (“State Street”) acts as custodian for the Fund.

Deferred Compensation Plan. The Fund adopted a Deferred Compensation Plan whereby an Independent Manager may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Manager. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of managers fees in the Statement of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of managers fees set forth in the Statement of Operations.

Security Transactions. Security transactions can occur in the Fund where both the buyer and seller of the security are funds for which JNAM serves as the Adviser or the other party to the transaction is another fund advised by the Sub-Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Board. The Fund did not have any Rule 17a-7 transactions during the year ended December 31, 2017.

NOTE 9. BORROWING ARRANGEMENTS

The Fund is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Fund participates in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available to finance shareholder redemptions in the Participating Funds or for other temporary or emergency purposes. The Participating Funds may borrow up to the lesser of $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds based on each Participating Fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPM Chase Bank, N.A. which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in the Fund's Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 10. INCOME TAX MATTERS

Under the 1940 Act, the assets of the Fund will not be chargeable with liabilities of any other future series of JNL Strategic Fund. Until JNL Strategic Fund organizes a new series, it and the Fund will be treated as a single entity for federal tax purposes. Moreover, so long as that entity is a limited liability company (with a sole series) whose interest are held only by The Prudential Assurance Company Limited (“Sole Member”), it will be disregarded as an entity separate from the latter for those purposes. JNL Strategic Fund expects that substantially all of the Fund’s income will qualify as portfolio interest or capital gains, neither of which will be subject to federal income or withholding tax if its Sole Member is a non-U.S. person that is not otherwise engaged in the conduct of a trade or business in the United States of America.

JNL Strategic Income Fund LLC

Notes to Financial Statements

December 31, 2017

Uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The accounting for uncertainty in income taxes is recognized in a company’s financial statements and requires companies to determine whether it is “more likely than not” that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. Tax accounting provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Management is required to evaluate the tax positions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no significant uncertain tax position would be required to be recognized in the financial statements. Furthermore, management is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements are issued and the following event occurred:

Board of Managers. Effective January 1, 2018, two new Independent Managers joined the Board and one retired. Effective January 1, 2018, the Board consists of 11 Managers, which includes 10 Independent Managers and one interested Manager.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers
JNL Strategic Income Fund LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JNL/PPM America Strategic Income Fund (the “Fund”), the sole series of JNL Strategic Income Fund LLC as of December 31, 2017, the related statement of operations, for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 23, 2018

JNL Strategic Income Fund LLC

Additional Disclosures (Unaudited)

December 31, 2017

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, and other operating expenses. Operating expenses such as these are deducted from the Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare the Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†
JNL/PPM America Strategic Income Fund
Class A	0.76	1,000.00	1,026.20	3.88	1,000.00	1,021.37	3.87

† Expenses paid during the period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Fund file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q are available on the SEC’s website at www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Fund toll-free at 1-866-255-1935.

Proxy Voting Guidelines and Proxy Voting Record. JNAM, the Funds’ adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the Policy that the Fund’s Adviser (and Sub-Adviser) used to vote proxies relating to portfolio securities and additional information on how the Fund voted any proxies relating to portfolio securities during the 12 month period ended June 30, 2017, are available (1) without charge, upon request by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com; and (3) on the SEC’s website at www.sec.gov.

Managers and Officers of JNL Strategic Income Fund LLC (“Fund”)

Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Manager
Interested Manager
Mark D. Nerud (51) [1] 1 Corporate Way Lansing, MI 48951	Manager 2 (8/2012 to present) President and Chief Executive Officer (8/2012 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present and 12/2006 to present); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Manager During Past 5 Years: None
Independent Managers
Eric Anyah (50) 1 Corporate Way Lansing, MI 48951	Manager 2 (1/2018 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present); Executive Vice President and Chief Financial Officer, The Art Institute of Chicago (11/2008 to 9/2013)

Other Directorships Held by Manager During Past 5 Years: None
Michael Bouchard (61) 1 Corporate Way Lansing, MI 48951	Manager 2 (8/2012 to present)	162
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Manager During Past 5 Years: None
Ellen Carnahan (62) 1 Corporate Way Lansing, MI 48951	Manager 2 (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Manager During Past 5 Years:

Director, Paylocity (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director (5/2003 to 6/2015), Governance Committee Member (5/2003 to 5/2013), Governance Committee Chair (5/2010 to 5/2013), Finance Committee Member (5/2003 to 5/2013), Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (72) 1 Corporate Way Lansing, MI 48951	Chair of the Board 3 (1/2014 to present) Manager 2 (8/2012 to present)	162
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Manager During Past 5 Years:

Director (7/2009 to 7/2016), Audit Committee Member (7/2009 to 9/2013), Audit Committee Chair (5/2012 to 9/2013), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Managers and Officers of JNL Strategic Income Fund LLC (“Fund”)

Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Manager
Michelle Engler (59) 1 Corporate Way Lansing, MI 48951	Manager 2 (8/2012 to present)	162
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Manager During Past 5 Years: None
John Gillespie (64) 1 Corporate Way Lansing, MI 48951	Manager 2 (12/2013 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)

Other Directorships Held by Manager During Past 5 Years: None
William R. Rybak (66) 1 Corporate Way Lansing, MI 48951	Manager 2 (8/2012 to present)	162
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Manager During Past 5 Years:

Director (2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017), Audit Committee Chair (5/2013 to 6/2017), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

Mark S. Wehrle (60) 1 Corporate Way Lansing, MI 48951	Manager 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Manager During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward Wood (61) 1 Corporate Way Lansing, MI 48951	Manager 2 (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Manager During Past 5 Years: None
Patricia A. Woodworth (62) 1 Corporate Way Lansing, MI 48951	Manager 2 (8/2012 to present)	162
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to present)
Other Directorships Held by Manager During Past 5 Years: None
[1] [1] Mr. Nerud is an “interested person” of the Fund due to his position with JNAM, the Adviser.
[2] [2] The Interested Manager and the Independent Managers are elected to serve for an indefinite term.

[3]  [3] The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Managers and Officers of JNL Strategic Income Fund LLC (“Fund”)

Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)
Officers
Emily J. Bennett (34) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present and 5/2012 to present); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (45) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (8/2012 to present)

Principal Occupation(s) During Past 5 Years:

Manager of Legal Regulatory Filings and Print, JNAM (1/2018 to present); Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (10/2011 to present and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Steven J. Fredricks (47) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2012 to present) Anti-Money Laundering Officer (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (2/2013 to present); Chief Compliance Officer of JNAM (1/2005 to present); Chief Compliance Officer of other investment companies advised by JNAM (1/2018 to present and 1/2005 to present); Anti-Money Laundering Officer of other investment companies advised by JNAM (1/2018 to present and 12/2015 to present)

William P. Harding (43) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of other investment companies advised by JNAM (5/2014 to present and 11/2012 to present); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of Curian Series Trust (5/2014 to 2/2016)

Karen J. Huizenga (52) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (8/2012 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (10/2011 to present and 12/2008 to present); Assistant Treasurer of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (47) 1 Corporate Way Lansing, MI 48951	Vice President (8/2012 to present) Treasurer and Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present and 12/2006 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Managers and Officers of JNL Strategic Income Fund LLC (“Fund”)

Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)
Officers
Kristen K. Leeman (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (8/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present and 6/2012 to present)

Mia K. Nelson (35) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President – Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present and 8/2017 to present); Manager – Tax, Calamos Investments (2/2012 to 5/2013)

Joseph B. O’Boyle (55) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (1/2018 to present); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Michael T. Piszczek (60) 1 Corporate Way Lansing, MI 48951	Vice President (8/2012 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (10/2011 to present and 11/2007 to present); Vice President of Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (46) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (8/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (10/2011 to present and 2/2004 to present); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

Managers and Officers of JNL Strategic Income Fund LLC (“Fund”)

The interested Manager and the Officers of the Fund or the Adviser do not receive any compensation from the Fund for their services as Managers or Officers. The following persons, who are Independent Managers of the Fund received from the Fund the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2017:

Manager	Aggregate Compensation from the JNL Strategic Income Fund[1]	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from JNL Strategic Income Fund and Fund Complex [1]
Eric O. Anyah[10]	$0	$0	$0	$0
Michael Bouchard	$185	$0	$0	$304,500 [8]
Ellen Carnahan	$183	$0	$0	$302,000 [3]
William J. Crowley, Jr. [2]	$216	$0	$0	$355,000 [4]
Michelle Engler	$174	$0	$0	$287,000
John Gillespie	$180	$0	$0	$297,000 [5]
Richard McLellan[9]	$171	$0	$0	$282,000
William R. Rybak	$190	$0	$0	$312,000
Mark S. Wehrle[10]	$0	$0	$0	$0
Edward Wood	$183	$0	$0	$302,000 [6]
Patricia Woodworth	$171	$0	$0	$282,000 [7]

1 The fees paid to the Independent Managers are paid for combined service on the Boards of the Fund, JNL Series Trust, JNL Variable Fund LLC, and JNL Investor Series Trust (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the Independent Managers is $2,723,500.

2  Mr. Crowley is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3  Amount includes $151,000 deferred by Ms. Carnahan.

4  Amount includes $195,250 deferred by Mr. Crowley.

5  Amount includes $148,500 deferred by Mr. Gillespie.

6 Amount includes $151,000 deferred by Mr. Wood.

7 Amount includes $282,000 deferred by Ms. Woodworth.

8 Amount includes $11,737.50 deferred by Mr. Bouchard.

9  Mr. McLellan retired from service from the Board of the Fund Complex effective December 31, 2017.

10  Messrs. Anyah and Wehrle commenced service on the Board of the Fund Complex effective January 1, 2018.

The Statement of Additional Information includes additional information about Fund Managers and may be obtained at no charge by calling 1-800-392-2909, or by writing JNL Strategic Income Fund LLC, 225 W. Wacker, Suite 1200, Chicago, IL 60606.

JNL Strategic Income Fund LLC

(the “Fund”)

APPROVAL OF THE FUND’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Managers of the Fund (“Board”) oversees the management of the Fund and its sole series. As required by law, the Board determines annually whether to approve the Fund’s investment advisory and management agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and the investment sub-advisory agreement (“Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Agreements”) between JNAM and PPM America, Inc. (“PPM”).

 At meetings on June 1-2, 2017 and August 28-30, 2017, the Board, including all of the managers who are not considered interested persons of the Fund (as defined in the Investment Company Act of 1940, as amended) (“Independent Managers”), considered information relating to the continuation of the Agreements. In advance of the meetings, independent legal counsel for the Independent Managers requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2018.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of the Fund, (3) costs of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to JNAM or PPM through its relationship with the Fund. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Managers met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Managers, concluded that the Advisory Agreement is in the best interests of the interestholder of the Fund and that the Sub-Advisory Agreement is in the best interests of the interestholder of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

 The Board examined the nature, quality and extent of the services provided by JNAM and PPM.

 The Board considered the services provided by JNAM, including but not limited to the oversight of PPM pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Fund. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Fund, including the Fund’s distributor, transfer agent, and custodian. With respect to JNAM’s oversight of PPM, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of PPM. The Board also considered the investment sub-advisory services provided by PPM. The Board noted JNAM’s evaluation of PPM, as well as JNAM’s recommendations, based on its review of PPM, to approve the Sub-Advisory Agreement. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Fund and PPM, and also reviewed the qualifications, backgrounds and responsibilities of PPM’s portfolio managers who are responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to JNAM’s and PPM’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and PPM. The Board considered compliance reports about JNAM and PPM from the Fund’s Chief Compliance Officer.

 Based on the foregoing, the Board concluded that (i) the Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) the Fund is likely to continue to benefit from the nature, extent and quality of the services provided by PPM under the Sub-Advisory Agreement.

Investment Performance of the Fund

 The Board considered the performance of the Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about the Fund’s performance results and investment strategies. The Board also considered the gross performance of the Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary blended benchmark index (“benchmark”). The Board further considered that comparison to peer groups provides a helpful way to measure the Fund’s performance, but noted that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Fund’s peer group may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2016. The Board considered one- and three-year performance.

  JNL/PPM America Strategic Income Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one-year period and its benchmark for the three-year period (though it underperformed its peer group for the three-year period). The Board concluded that it would be in the best interests of the Fund and its interestholder to renew the Agreements.

Costs of Services

 The Board reviewed the fees paid to JNAM and PPM. For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by PPM to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared. Using information provided by an independent data service, the Board evaluated the Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board noted that comparison to peer groups provides a helpful way to evaluate the Fund’s fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Fund’s peer group may change from time to time. Additionally, while the Board also considered the Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that the Fund’s sub-advisory fee is paid by JNAM (not the Fund) and, therefore, is neither a direct interestholder expense nor a direct influence on the Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of the Fund is set forth below:

JNL/PPM America Strategic Income Fund. The Board took into account that the Fund’s total expense ratio is lower than the peer group average, though the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its interestholder in light of the services provided.

Economies of Scale

 The Board considered whether the Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Fund’s interestholder. Based on information provided by JNAM, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with its interestholder. The Board also considered that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Other Benefits to JNAM and PPM

 In evaluating the benefits that may accrue to JNAM through its relationship with the Fund, the Board noted that JNAM and certain of its affiliates serve the Fund in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Fund in connection with providing services to the Fund. The Board noted that each service provided to the Fund by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that PPM may from time to time pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the funds that PPM manages. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Fund’s distributor, that PPM is not required to participate in the meetings and that recommendations to hire or fire PPM are not influenced by PPM’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of PPM may participate in the sale of funds or insurance contracts and are compensated by the Fund’s distributor for its activities, in addition to payments for marketing and conferences. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

 In evaluating the benefits that may accrue to PPM through its relationship with the Fund, the Board noted that PPM may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Fund or other clients of PPM as a result of its relationship with the Fund.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Managers as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2016 and December 31, 2017. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2016	$18,110	$0	$0	$0
2017	$19,469	$0	$0	$0

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2016	$147,321	$17,000	$0
2017	$21,675	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator.

The above Tax Fees for 2016 are the aggregate fees billed for professional services by KPMG to Adviser Entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditor’s independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2016 was $164,321. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2017 was $21,675.

(h) For the fiscal years ended December 31, 2016 and December 31, 2017, the Audit Committee of the registrant’s Board of Managers considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as a part of the report to shareholders filed under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Strategic Income Fund LLC

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2018

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 6, 2018

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.